UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2011

ROTOBLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51428 20-08987999

(Commission File Number) (IRS Employer Identification No.)

300 B Street, Santa Rosa, CA 95401

(Address of principal executive offices and zip code)

(707) 578-5220

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01     Changes in Registrant’s Certifying Accountant

Effective February 28, 2012, the certifying auditor of daifuWaste Management Holding Company Limited (“Daifu”) Parker Randall CF (H.K.) CPA Limited (“Parker Randall”), submitted its resignation. James Stafford Chartered Accountants, Vancouver, B.C. Canada will continue as the certifying accountants for the Company and Daifu on a consolidated basis.

During the period of engagement from October 2008 through February 28, 2012, the auditor’s reports issued by Parker Randall on Daifu did not contain an adverse opinion, a disclaimer of opinion, nor were the reports qualified or modified as to uncertainly, audit scope or accounting principles. However, the audit reports did reflect uncertainties regarding the ability of the Company to continue as a going concern. During the referenced period, there were no disagreements between Daifu and Parker Randall on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Parker Randall would have caused Parker Randall to make reference to the matter in reports Daifu’s financial statements, had any such reports been issued. During the period of engagement, there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided to Parker Randall a copy of the disclosures in this report and the Company has requested a letter from Parker Randall addressed to the Commission confirming the statements made by the Company in this report. A copy of that letter is attached as an exhibit to this Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 28, 2012, the board of directors of the Company approved the change of the Company’s fiscal year end from April 30 to December 31. The change in fiscal year end will commence with the fiscal ended December 31, 2011 on Form 10-K.

Item 9.01     Financial Statements and Exhibits

As required by Item 9.01 (a) and Item 9.01 (b) of Form 8K, the Company is filing herewith (i) the pro forma condensed and consolidated financial statements in connection with the Amended and Restated Share Exchange Agreement dated November 11, 2011 among Daifu, the Daifu Shareholders, the Company and Chien Chih Liu, a majority shareholder of the Company and (ii) audited financial statements for the two most recently completed fiscal years of Daifu

Exhibit No. Description

16.1            Letter from Parker Randall on disclosures

       23.1                      Consent of Parker Randall

99.1             Pro Forma Condensed Consolidated Financial  Statements

99.2            Audit Financial Statements for Daifu

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTOBLOCK CORPORATION

        Dated: March 2, 2012

            By: /s/ Andrew P. Schneider

Chief Executive Officer

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